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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 20, 1997
                                                 -------------

                                APPLEWOODS, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware              33-98282-NY             13-3859709
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        (State or other           (Commission           (IRS Employer
        jurisdiction of            File Number)       Identification No.)
        Formation)

274 Riverside Avenue, Westport, Connecticut              06881
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (203) 227-4912
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(Former name or former address, if changes since last report)


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Item 4. Changes in Registrant's Certifying Accountant.

         (a) Previous Independent Accountants:

                  (i) Price Waterhouse LLP ("Price Waterhouse") by the letter dated June 20, 1997 was dismissed as the independent accountants for the Registrant.

                  (ii) The report of Price Waterhouse on the financial statements of the Registrant for the past fiscal year contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The Registrant's Audit Committee approved the dismissal of Price Waterhouse.

                  (iv) For the most recent fiscal year and through June 20, 1997, there have been no disagreements between the Registrant and Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Price Waterhouse to make a reference thereto in its report on the Registrant's financial statements for such period.

                  (v) During the two most recent fiscal years and through June 20, 1997, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

The Registrant has requested that Price Waterhouse furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Price Waterhouse agrees with the above statements. A copy of such letter has been filed as Exhibit (a) to this Form 8-K.

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         (b) New Independent Accountants:

                  (i) The Registrant engaged Ernst & Young ("E&Y"), as its new independent accountants as of June 20, 1997. Prior to such date, the Registrant did not consult with E&Y regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by E&Y, or (iii) any other matter that was the subject of a disagreement between the Registrant and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).



Item 7. Financial Statements and Exhibits

         (c) Exhibits

Exhibit
  No.             Document
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(a)               Letter from Price Waterhouse LLP dated June 24, 1997.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                             APPLEWOODS, INC.



                                             By:   /s/ David Knight
                                                --------------------------------
                                                   David Knight
                                                   Chief Financial Officer

Dated:   June 24, 1997

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